Macquarie ETF Trust

(the “Trust”)

Supplement to the current Summary Prospectus, Statutory Prospectus, and Statement of
Additional Information for each fund of the Trust (each, a “Fund”), as may be amended

As noted in the supplement dated April 21, 2025, Macquarie Group Limited, the parent company of Delaware Management Company (DMC), a series of Macquarie Investment Management Business Trust, together with certain of its affiliates, and Nomura Holding America Inc. (Nomura), announced that they had entered into an agreement for Nomura to acquire Macquarie Asset Management’s US and European public investments business. The closing of this transaction will result in the automatic termination of each Fund’s investment advisory agreement with DMC, and any sub-advisory agreement, as applicable.

In anticipation of the closing of the transaction, on June 12, 2025, the Trust’s Board of Trustees (Board) approved, and recommended shareholders approve, a new investment advisory agreement for each Fund that, pending shareholder approval, would go into effect at the closing of the transaction. Shareholders of each Fund as of a record date to be determined will receive proxy materials for a special meeting of shareholders of the Fund at which the approval of the new investment advisory agreement will be considered. It is anticipated that the proxy materials will be first mailed in late July 2025. At the Board Meeting, the Board also unanimously approved an interim investment advisory agreement between the Trust, on behalf of each Fund, and DMC (the “Interim Agreement”), which would become effective at the time of the transaction, under which DMC could provide investment advisory services to each Fund for up to the earlier of 150 days from the effective date of the Interim Agreement or the date of shareholder approval of the new advisory agreement for such Fund.

In addition, the Board approved the following name changes to occur upon the closing of the transaction:

Current Name	Proposed Name
Macquarie ETF Trust	Nomura ETF Trust
Macquarie Global Listed Infrastructure ETF	Nomura Global Listed Infrastructure ETF
Macquarie Energy Transition ETF	Nomura Energy Transition ETF
Macquarie Tax-Free USA Short Term ETF	Nomura Tax-Free USA Short Term ETF
Macquarie Focused Large Growth ETF	Nomura Focused Large Growth ETF
Macquarie Focused Emerging Markets Equity ETF	Nomura Focused Emerging Markets Equity ETF
Macquarie National High-Yield Municipal Bond ETF	Nomura National High-Yield Municipal Bond ETF
Macquarie Focused International Core ETF	Nomura Focused International Core ETF
Macquarie Focused SMID Cap Core ETF	Nomura Focused SMID Cap Core ETF
Macquarie Tax-Free USA ETF	Nomura Tax-Free USA ETF
Macquarie Tax-Free USA Intermediate ETF	Nomura Tax-Free USA Intermediate ETF

Further information about the timing of the transaction’s closing will be shared in a future fund supplement.

The foregoing is not a solicitation of any proxy. When it is available, please read the proxy statement carefully because it will contain important information regarding the proposed new advisory agreement and the transaction. The proxy statement will be available for free on the SEC’s website (www.sec.gov).

Because everyone's tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in a Fund or acting on a distribution check (if applicable).

Delaware Management Company is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). None of the entities noted in this document is an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and the obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (Macquarie Bank). Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these entities. In addition, if this document relates to an investment (a) each investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group company guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

Please keep this Supplement for future reference.

This Supplement is dated June 12, 2025.